UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 12, 2008

North American Galvanizing & Coatings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3920	71-0268502
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

5314 South Yale Avenue, Suite 1000, Tulsa, Oklahoma	74135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 494-0964

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 12, 2008, North American Galvanizing & Coatings, Inc. issued a press release announcing an increase in share buyback.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibits

99.1         Press Release of North American Galvanizing & Coatings, Inc. dated March 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN GALVANIZING & COATINGS, INC.

Date: March 13, 2008	By:	/s/ Beth B. Hood
Beth B. Hood
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                                                Description

99.1	Press release of North American Galvanizing & Coatings, Inc. dated March 12, 2008